UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2007

RCN Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16805	22-3498533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

196 Van Buren Street Herndon, VA	20170
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 434-8200

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 13, 2007, RCN Corporation (“RCN”) announced that it completed its acquisition of NEON Communications Group, Inc. (“NEON”). The cash purchase price paid was $5.15 per share, without interest, plus transaction costs, resulting in total cash consideration of approximately $268 million, including cash payable to stockholders and holders of all equity awards (net of applicable exercise prices) and net of cash acquired from NEON of approximately $22 million. RCN funded the transaction with a combination of proceeds from an additional $200 million term loan under its existing senior secured credit facility, a draw of approximately $25 million under its existing $75 million line of credit, and cash on hand.

This Current Report on Form 8-K/A of RCN, amends the Current Report on Form 8-K of RCN dated November 19, 2007 to incorporate Item 9.01 (a) Financial Statements of Businesses Acquired and provide Item 9.01 (b) Pro Forma Financial Information in connection with the acquisition of NEON.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

(1)	NEON Communications Group, Inc. (formerly Globix Corporation) Financial Statements as of September 30, 2006, and 2005, and for each of the three years in the period ended September 30, 2006 on file with the Securities and Exchange Commission (www.sec.gov) as Form 10-k filed on December 28, 2006, file number 001-14168 are herein incorporated by reference.

(2)	NEON Communications Group, Inc. unaudited interim consolidated condensed financial statements as of June 30, 2007 and for the nine months ended June 30, 2007 and 2006 on file with the Securities and Exchange Commission (www.sec.gov) as Form 10-Q filed on August 9, 2007, file number 001-14168 are herein incorporated by reference.

(b)	Pro Forma Financial Information

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the unaudited pro forma combined balance sheet of RCN and NEON as of September 30, 2007, the unaudited pro forma condensed combined statement of operations of RCN and NEON for the year ended December 31, 2006 and the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2007.

(d)	Exhibits

23.1	Consent of Amper, Politziner & Mattia, P.C.
99.1
Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2007 and the Unaudited Condensed Combined Statements of Operations for the year ended December 31, 2006 and for the nine months ended September 30, 2007.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCN CORPORATION

By: /s/ Michael T. Sicoli
Name: Michael T. Sicoli
Title: Executive Vice President and Chief
Financial Officer

Date: January 29, 2008

Exhibit Index

Exhibit No.	Description

23.1	Consent of Amper, Politziner & Mattia, P.C.

99.1	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2007 and the Unaudited Condensed Combined Statements of Operations for the year ended December 31, 2006 and for the nine months ended September 30, 2007.